Exhibit 10.72.4


                               STATE OF NEW JERSEY
                              CERTIFICATE OF MERGER

         Pursuant to Section 14A:10-5.1 of the New Jersey Business Corporation Act (the "Corporation Act"), Headwaters Sub Corporation, as the parent corporation of Hydrocarbon Technologies, Inc., has executed this Certificate of Merger (the "Certificate") as of August 28, 2001:

FIRST: The name of the Surviving Corporation is Hydrocarbon Technologies, Inc. ("HTI"), a New Jersey corporation, and the name of the corporation being merged with and into HTI is Headwaters Sub Corporation (the "Parent"), a New Jersey corporation.

SECOND:  The plan of merger is as follows:

         1) The Parent owns approximately 94.44% of the outstanding common stock of HTI and is effecting the merger of Parent with and into HTI pursuant to
Section 14A:10-5.1(1) of the Corporation Act.

         2) The Certificate of Incorporation of the Parent, as in effect immediately prior to the time of the filing of this Certificate with the State of New Jersey (the "Effective Time"), shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided by the Corporation Act and by such Certificate of Incorporation.

         3) The Bylaws of HTI, as in effect immediately prior to the Effective Time, shall be, at the Effective Time, the Bylaws of the Surviving Corporation until thereafter amended.

         4) Each share of common stock of HTI, par value $.01, ("HTI Common Stock") issued and outstanding immediately prior to the Effective Time, that is not owned by Headwaters Incorporated ("Headwaters") or the Parent, and all rights to accrued dividends in respect thereof, at the Effective Time by virtue of the Merger and without any action on the part of the Parent, HTI, or the holders of any shares of HTI Common Stock, will be canceled and extinguished and automatically converted into the right to receive in cash the aggregate consideration, per share, in the amount of $8.26 (the "Merger Consideration").

         5) Any shares of HTI Common Stock held in the treasury of HTI or owned by the Parent or Headwaters immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

         6) All options to purchase HTI Common Stock ("HTI Stock Options") then outstanding under HTI's Stock Option Plan (the "HTI Stock Option Plan") shall be exchanged by Headwaters for options to acquire common stock of Headwaters ("Headwaters Common Stock") under Headwaters' option plan registered on Form S-8, at the Effective Time, and shall have, and be subject to, the same vesting and expiration terms as set forth in the HTI Stock Option Plan and/or any agreements pursuant to which such HTI Stock Options were granted as in effect immediately prior to the Effective Time, except that (A) each Substitute Option shall be exercisable for that number of whole shares of Headwaters Common Stock equal to the number of shares underlying such HTI Stock Option immediately prior

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to the Effective  Time,  multiplied by the Option  Exchange Ratio and rounded to the nearest whole number of shares of Headwaters Common Stock and (B) the price at which each such Substitute Option is exercisable shall be divided by the Option Exchange Ratio and rounded to the nearest cent.

         7) Each share of common stock, $.001 par value, of the Parent issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid, and non-assessable share of common stock, $.01 par value, of the Surviving Corporation.

THIRD:   The plan of merger was approved by the Board of the Parent on April 26,
2001.

FOURTH: The number of outstanding shares of HTI Common Stock is 1,599,611. The number of outstanding shares of HTI Common Stock owned by the Parent is 1,510,654.

FIFTH:   A summary of the plan of merger was mailed to the minority shareholders of HTI on August 28, 2001.

SIXTH:   The  number  of shares of the  Parent  entitled  to vote on the plan of merger is 100. The number of shares voted in favor of the plan is 100. The number of shares voted against the plan is 0.

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         IN  WITNESS  WHEREOF,   Headwaters  Sub  Corporation  has  caused  this
Certificate to be signed by an authorized officer, this 28th day of August, 2001.



                                            HEADWATERS SUB CORPORATION


                                            By:  /s/ Kirk A. Benson
                                                -------------------------------
                                                 Name: Kirk A. Benson
                                                 Title:   President


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